--------------------------------------------------
               The latest report from your Fund's management team
               --------------------------------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                     [PHOTO]

                                    European
                                   Equity Fund

                                OCTOBER 31, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                      -----------------------------------

                                    TRUSTEES
                              DENNIS S. ARONOWITZ*
                                STEPHEN L. BROWN
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 MAUREEN R. FORD
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02199-7603

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                    INDOCAM INTERNATIONAL INVESTMENT SERVICES
                              90 BOULEVARD PASTEUR
                               PARIS, FRANCE 75015

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,


/s/ Maureen R. Ford

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

              BY DIDIER LE CONTE FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                              European Equity Fund

               European equity markets ride a roller coaster year

European equity markets experienced an up-and-down 12 months during John Hancock European Equity Fund's fiscal year ended October 31, 1999. Most of the gains came in the first half, when evidence of a turnaround in the economies of the Far East boosted European markets with strong ties there. In the second half, rising interest rates curtailed the growth of European equities. To illustrate, the Morgan Stanley Capital International (MSCI) Europe Index returned 12.85% in U.S. dollar terms during the year ended October 31, 1999, but only 1.69% over the past six months.

      The trend toward higher interest rates started in May, as European markets responded to the U.S. Federal Reserve Board's announced inclination toward hiking short-term interest rates to slow U.S. economic growth and head off inflation. The Fed followed through with rate increases in June and August. As these events transpired, European rates rose in anticipation of a similar rate hike by the European Central Bank, even though inflation in Europe was generally under control and the central bank had even lowered rates by 0.5% in April. Nonetheless, the European Central Bank reversed that cut with a 0.5% increase in short-term rates shortly after the end of the period -- the first time the bank had ever raised rates. Other European central banks followed suit. The rate increase signaled the central bank's concern about inflation, a desire to attract investors by offering competitive rates and an attempt to protect the value of the euro, which had declined sharply between its introduction in January and mid-July. Since then, the euro has recovered some, but not all, of its lost ground.

"...rising interest rates curtailed the growth of European equities."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo bottom right side of John Hancock European Equity Fund. Caption below reads "European Equity Fund management team members (l-r):
Brigitte Carriere, Gerard Bailly, Claire Chaves d'Oliveira, Patrice de Larrad and Didier Le Conte."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - European Equity Fund

"We continued to pursue a more growth-oriented strategy..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is BP Amoco 4.0%, the second is Vodafone Group 3.2%, the third British Telecommunications 3.1%, the fourth Nokia 3.0% and the fifth Giaxo Wellcome 2.8%. A note below the table reads "As a percentage of net assets on October 31, 1999."]
--------------------------------------------------------------------------------

Fund performance

For its part, John Hancock European Equity Fund performed in line with its competitors. For the year ended October 31, 1999, the Fund's Class A and Class B shares posted total returns of 10.82% and 10.16%, respectively, at net asset value, compared with the 10.72% return of the average European region fund, according to Lipper Inc.(1) The Fund's Class C shares, which were introduced on March 1, 1999, returned 3.95% from inception through October 31, 1999. Remember that your net asset value return will vary from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all dividends. Historical performance information can be found on pages six and seven.

Rise and fall of cyclical stocks

We witnessed an emergence of, and then reversal in, economically sensitive stocks during the year. These cyclical stocks, such as energy, metals, paper and steel, benefited from economic recoveries in the Far East, since Europe serves as a major supplier there. Cyclicals continued to build momentum through March, especially oil companies, which benefited from higher fuel oil prices. By August, however, cyclicals retreated as investors took profits, and that trend continued into September and October.

      The Fund followed the growth of the oil industry with investments in that area starting in March, including a major stake in BP Amoco. This proved to be one of the best-performing stocks in the Fund, due to the continuation of the company's impressive cost-cutting programs, the merger with Amoco that helped develop even larger economies of scale and an announcement of an imminent acquisition of Arco.

Fund focuses on growth

Funds in our Lipper category were, on the whole, more balanced among cyclical and other stocks than ours. We continued to pursue a more growth-oriented strategy, keeping significant investments in higher-growth industries such as capital goods, technology, media and telecommunications, as well as significantly more investments than the MSCI index in retail and business services.

      These high-growth sectors, and many of the Fund's investments in them, rebounded sharply toward the end of the period. In telecommunications, Vodafone Group -- one of the Fund's top investments and a solid performer -- announced an agreement with Bell Atlantic. Another winner for the Fund was British Telecommunications, which did well due to reduced costs and the signing of a major pact with AT&T to expand both companies' reach in global mobile communications.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent
Performance...And What's Behind The Numbers". The first listing is Nokia followed by an up arrow with the phrase "Mobile communications giant continually beats earnings expectations." The second listing is BP Amoco followed by an up arrow with phrase "Boistered by impressive cost-cutting programs." The third listing is Novartis followed by a down arrow with the phrase "Problems in its agrochemical division." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - European Equity Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 10.82% total return for John Hancock European Equity Fund Class A. The second bar represents the 10.16% total return for John Hancock European Equity Fund Class B. The third bar represents the 3.95%* total return for John Hancock European Equity Fund Class C. The fourth bar represents the 10.72% total return for Average European region fund. A note below the chart reads "Total returns for John Hancock European Equity Fund are at net asset value with all distributions reinvested. The average European region fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. *From inception March 1, 1999 through October 31, 1999."]
--------------------------------------------------------------------------------

Overweight in pharmaceuticals

For the first eight months of the period, the Fund had an overweighting in pharmaceutical firms, whose stocks suffered in the spring when they fell from their previously high valuations as investors turned their attention toward cyclical stocks. In addition, pharmaceuticals were hurt by pricing pressure from governments trying to reduce their health-care benefit costs. Among the Fund's investments, Novartis fell along with others in the industry, but was actually hurt more by problems with its agrochemical division, which produces fertilizers and seed.

Bottom-up approach

We are first and foremost stock pickers, which means that considerations about country and industry sector weightings are subordinate to our approach of choosing investments in good companies, one company at a time. That said, the best-performing market in Europe during the period was Finland, driven by the stellar returns of Nokia, the Finnish telecommunications equipment manufacturer that accounts for 70% of that market. Nokia -- one of our top holdings and performers -- was able to consistently beat earnings forecasts. Sweden was second, helped by telecommunications equipment manufacturer Ericsson, another of the Fund's top investments. France followed on the strength of its economic recovery. On the down side, southern Europe -- including Spain, Portugal and Italy -- lagged behind.

Outlook

We expected the rate increase that occurred shortly after the end of the period. The market welcomed the measure and remained convinced that the overall European economy is capable of sustaining its current pace of growth without inducing inflation. Individual country economies in Europe have come much more in harmony with one another. Both economic and corporate profit growth forecasts have been revised upward, and intense consolidation activity continues to excite investors. While there could be some stock price volatility and a reduction of trading volume at the end of the year due to concerns over possible Y2K computer problems, after the turn of the year we believe we could see a resumption in the ascent of European equities.

"Both economic and corporate profit growth forecasts have been revised upward..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                    John Hancock Funds - European Equity Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock European Equity Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR      (3/2/98)
                                                   ------    ---------
Cumulative Total Returns                            6.57%       0.09%
Average Annual Total Returns(1)                     6.57%       0.06%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR      (6/1/98)
                                                   ------    ---------
Cumulative Total Returns                            6.30%      (9.46%)
Average Annual Total Returns(1)                     6.30%      (7.19%)

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                               SINCE
                                                             INCEPTION
                                                              (3/1/99)
                                                             ---------
Cumulative Total Return                                        (2.86%)
Average Annual Total Return(1,2)                               (2.86%)

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses on Class A shares to 1.90% and on Class B and Class C shares to 2.60% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 6.15% and (0.70%), respectively, for Class A shares and 5.88% and (7.86%), respectively, for Class B shares. The total return since inception would have been (3.05%) for Class C shares.

(2)   Not annualized.

================================================================================

                    John Hancock Funds - European Equity Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock European Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) Europe Index-- an unmanaged index used to measure the performance of securities listed on European stock exchanges. It is not possible to invest in an index. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Line chart with the heading John Hancock European Equity Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI Europe Index and is equal to $11,772 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock European Equity Fund on March 2, 1998, before sales charge, and is equal to $11,160 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock European Equity Fund, after sales charge, and is equal to $10,602 as of October 31, 1999.

Line chart with the heading John Hancock European Equity Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI Europe Index and is equal to $10,559 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock European Equity Fund on June 1, 1998, before sales charge, and is equal to $9,991 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock European Equity Fund, after sales charge, and is equal to $9,591 as of October 31, 1999.

Line chart with the heading John Hancock European Equity Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI Europe Index and is equal to $10,592 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock European Equity Fund on March 1, 1999, before sales charge, and is equal to $10,395 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock European Equity Fund, after sales charge, and is equal to $10,295 as of October 31, 1999.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - European Equity Fund

Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common and preferred stocks and warrants (cost - $26,114,607).....................................   $29,282,788
   Short-term investments (cost - $1,740,539) - Note A...............................................     1,740,539
                                                                                                        -----------
                                                                                                         31,023,327
  Receivable for investments sold....................................................................       108,498
  Receivable for shares sold.........................................................................           327
  Dividends receivable...............................................................................        14,326
  Foreign tax receivable.............................................................................        28,394
  Interest receivable................................................................................           291
  Other assets.......................................................................................            73
                                                                                                        -----------
                    Total Assets.....................................................................    31,175,236
                    -----------------------------------------------------------------------------------------------
Liabilities:
  Due to custodian including foreign currency (cost - $108,498)......................................       107,610
  Payable for investments purchased..................................................................       363,726
  Payable for forward foreign currency exchange contracts purchased - Note A.........................         4,017
  Payable upon return of securities on loan - Note A.................................................     1,072,539
  Payable to John Hancock Advisers, Inc. and affiliates - Note B.....................................        26,332
  Accounts payable and accrued expenses..............................................................        45,785
                                                                                                        -----------
                    Total Liabilities................................................................     1,620,009
                    -----------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in....................................................................................    29,280,011
  Accumulated net realized loss on investments, financial futures contracts and foreign currency
   transactions......................................................................................    (2,816,155)
  Net unrealized appreciation of investments and foreign currency transactions.......................     3,167,552
  Accumulated net investment loss....................................................................       (76,181)
                                                                                                        -----------
                    Net Assets.......................................................................   $29,555,227
                    ===============================================================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding unlimited number of shares authorized with no par value)
  Class A - $14,364,589/1,286,837....................................................................        $11.16
  =================================================================================================================
  Class B - $14,996,639/1,356,487....................................................................        $11.06
  =================================================================================================================
  Class C* - $193,999/17,548.........................................................................        $11.06
  =================================================================================================================
Maximum Offering Price Per Share**
  Class A - ($11.16 x 105.26%).......................................................................        $11.75
  =================================================================================================================

 * Class C shares commenced operations on March 1, 1999.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - European Equity Fund

Statement of Operations
Year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income:
  Interest (including income on securities loaned of $383)...........................................       $14,517
  Dividends (net of foreign withholding taxes of $63,534)............................................       448,211
                                                                                                        -----------
                                                                                                            462,728
                                                                                                        -----------
  Expenses:
   Investment management fee - Note B................................................................       274,110
   Distribution and service fee - Note B
     Class A.........................................................................................        43,423
     Class B.........................................................................................       159,362
     Class C.........................................................................................           462
   Transfer agent fee - Note B.......................................................................       117,027
   Custodian fee.....................................................................................        89,106
   Registration and filing fees......................................................................        63,829
   Auditing fee......................................................................................        20,164
   Printing..........................................................................................        12,801
   Accounting and legal services fee - Note B........................................................         5,005
   Miscellaneous.....................................................................................         2,859
   Trustees' fees....................................................................................         1,500
   Legal fees........................................................................................           319
   Interest expense - Note A.........................................................................           148
                                                                                                        -----------
                    Total Expenses...................................................................       790,115
                    -----------------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B.................................................       (99,368)
                    -----------------------------------------------------------------------------------------------
                    Net Expenses.....................................................................       690,747
                    -----------------------------------------------------------------------------------------------
                    Net Investment Loss..............................................................      (228,019)
                    -----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized loss on investments sold..............................................................    (1,346,934)
  Net realized loss on financial futures contracts...................................................          (967)
  Net realized loss on foreign currency transactions.................................................       (72,570)
  Change in net unrealized appreciation/depreciation
   of investments....................................................................................     4,248,484
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions..................................................................         1,090
                                                                                                        -----------
                    Net Realized and Unrealized Gain on Investments,
                    Financial Futures Contracts and Foreign Currency Transactions....................     2,829,103
                    -----------------------------------------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations........................................................    $2,601,084
                    ===============================================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - European Equity Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD FROM
                                                                                         MARCH 2, 1998
                                                                                 (COMMENCEMENT OF OPERATIONS)       YEAR ENDED
                                                                                      TO OCTOBER 31, 1998        OCTOBER 31, 1999
                                                                                      -------------------        ----------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss..........................................................            ($46,072)                ($228,019)
   Net realized loss on investments sold, financial futures contracts and
     foreign currency transactions..............................................          (1,556,583)               (1,420,471)
   Change in net unrealized appreciation/depreciation of investments and foreign
     currency transactions......................................................          (1,082,022)                4,249,574
                                                                                         -----------               -----------
     Net Increase (Decrease) in Net Assets Resulting from Operations............          (2,684,677)                2,601,084
                                                                                         -----------               -----------
From Fund Share Transactions - Net: *...........................................          30,678,971                (1,040,151)
                                                                                         -----------               -----------
Net Assets:
   Beginning of period..........................................................                  --                27,994,294
   End of period (including accumulated net investment loss of $39,219 and
                                                                                         -----------               -----------
     $76,181, respectively).....................................................         $27,994,294               $29,555,227
                                                                                         ===========               ===========

* Analysis of Fund Share Transactions:

                                                              FOR THE PERIOD FROM MARCH 2, 1998
                                                                 (COMMENCEMENT OF OPERATIONS)               YEAR ENDED
                                                                      TO OCTOBER 31, 1998                OCTOBER 31, 1999
                                                              ---------------------------------     ---------------------------
                                                                    SHARES          AMOUNT            SHARES          AMOUNT
                                                                  ---------       -----------       ----------      -----------
CLASS A **
   Shares sold...............................................     1,635,681       $17,462,387        1,184,807      $12,972,731
   Less shares repurchased...................................      (429,021)       (4,383,005)      (1,104,630)     (12,013,213)
                                                                  ---------       -----------       ----------      -----------
   Net increase..............................................     1,206,660       $13,079,382           80,177         $959,518
                                                                  =========       ===========       ==========      ===========

CLASS B ***
   Shares sold...............................................     1,817,977       $20,041,352          955,152      $10,400,345
   Less shares repurchased...................................      (239,566)       (2,441,763)      (1,177,076)     (12,586,150)
                                                                  ---------       -----------       ----------      -----------
   Net increase (decrease)...................................     1,578,411       $17,599,589         (221,924)     ($2,185,805)
                                                                  =========       ===========       ==========      ===========

CLASS C ****
   Shares sold...............................................            --                --           18,445         $195,641
   Less shares repurchased...................................            --                --             (897)          (9,505)
                                                                  ---------       -----------       ----------      -----------
   Net increase..............................................            --                --           17,548         $186,136
                                                                  =========       ===========       ==========      ===========

  ** Class A shares commenced operations on March 2, 1998.

 *** Class B shares commenced operations on June 1, 1998.

**** Class C shares commenced operations on March 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - European Equity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD FROM MARCH 2, 1998
                                                                           (COMMENCEMENT OF OPERATIONS)        YEAR ENDED
                                                                                TO OCTOBER 31, 1998         OCTOBER 31, 1999
                                                                                -------------------         ----------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period................................                  $10.00                    $10.07
                                                                                       -------                   -------
  Net Investment Income (Loss)(1).....................................                    0.01                     (0.04)
  Net Realized and Unrealized Gain on Investments, Financial Futures
   Contracts and Foreign Currency Transactions........................                    0.06                      1.13
                                                                                       -------                   -------
   Total From Investment Operations...................................                    0.07                      1.09
                                                                                       -------                   -------
  Net Asset Value, End of Period......................................                  $10.07                    $11.16
                                                                                       =======                   =======
  Total Investment Return at Net Asset Value(2).......................                    0.70%(3)                 10.82%
  Total Adjusted Investment Return at Net Asset Value(2,4)............                   (0.24%)(3)                10.49%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)............................                 $12,147                   $14,365
  Ratio of Expenses to Average Net Assets ............................                    1.90%(5)                  1.90%(7)
  Ratio of Adjusted Expenses to Average Net Assets(6).................                    3.31%(5)                  2.23%(7)
  Ratio of Net Investment Income (Loss) to Average Net Assets ........                    0.16%(5)                 (0.38%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets(6)......                   (1.25%)(5)                (0.71%)
  Portfolio Turnover Rate.............................................                      31%                       64%
  Fee Reduction Per Share(1)..........................................                   $0.10                     $0.04

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - European Equity Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD FROM JUNE 1, 1998
                                                                           (COMMENCEMENT OF OPERATIONS)        YEAR ENDED
                                                                                TO OCTOBER 31, 1998         OCTOBER 31, 1999
                                                                                -------------------         ----------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period..................................                $11.07                    $10.04
                                                                                       -------                   -------
  Net Investment Loss(1)................................................                 (0.04)                    (0.12)
  Net Realized and Unrealized Gain (Loss) on Investments, Financial
   Futures Contracts and Foreign Currency Transactions..................                 (0.99)                     1.14
                                                                                       -------                   -------
   Total From Investment Operations.....................................                 (1.03)                     1.02
                                                                                       -------                   -------
  Net Asset Value, End of Period........................................                $10.04                    $11.06
                                                                                       =======                   =======
  Total Investment Return at Net Asset Value(2).........................                 (9.30%)(3)                10.16%
  Total Adjusted Investment Return at Net Asset Value(2,4)..............                 (9.89%)(3)                 9.83%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)..............................               $15,847                   $14,997
  Ratio of Expenses to Average Net Assets ..............................                  2.60%(5)                  2.60%(7)
  Ratio of Adjusted Expenses to Average Net Assets(6)...................                  4.01%(5)                  2.93%(7)
  Ratio of Net Investment Loss to Average Net Assets ...................                 (1.12%)(5)                (1.08%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets(6)........                 (2.53%)(5)                (1.41%)
  Portfolio Turnover Rate...............................................                    31%                       64%
  Fee Reduction Per Share(1)............................................                 $0.06                     $0.04

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - European Equity Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                    FOR THE PERIOD FROM MARCH 1, 1999
                                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                                            TO OCTOBER 31, 1999
                                                                                               ------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period..........................................                   $10.64
                                                                                                  -------
  Net Investment Loss(1)........................................................                    (0.07)
  Net Realized and Unrealized Gain on Investments, Financial Futures Contracts
   and Foreign Currency Transactions............................................                     0.49
                                                                                                  -------
   Total From Investment Operations.............................................                     0.42
                                                                                                  -------
  Net Asset Value, End of Period................................................                   $11.06
                                                                                                  =======
  Total Investment Return at Net Asset Value(2).................................                     3.95%(3)
  Total Adjusted Investment Return at Net Asset Value(2,4)......................                     3.73%(3)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)......................................                     $194
  Ratio of Expenses to Average Net Assets ......................................                     2.60%(5,7)
  Ratio of Adjusted Expenses to Average Net Assets(6)...........................                     2.93%(5,7)
  Ratio of Net Investment Loss to Average Net Assets ...........................                    (1.17%)(5)
  Ratio of Adjusted Net Investment Loss to Average Net Assets(6)................                    (1.50%)(5)
  Portfolio Turnover Rate.......................................................                       64%
  Fee Reduction Per Share(1)....................................................                    $0.03

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Not annualized.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5)   Annualized.
(6)   Unreimbursed, without fee reduction.
(7) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - European Equity Fund

Schedule of Investments
October 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the European Equity Fund on October 31, 1999. It's divided into four main categories: common stocks, preferred stocks, warrants and short-term investments. The common and preferred stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                   MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES       VALUE
-------------------                          ----------------       -----

COMMON STOCKS
Finland (3.50%)
    Nokia AB (Telecommunications)...........       7,700           $881,279
    Tieto Corp. (Computers).................       4,400            152,729
                                                                -----------
                                                                  1,034,008
                                                                -----------
France (17.38%)
    Alcatel SA (Telecommunications).........       2,020            315,523
    Axa SA (Insurance)......................       2,300            324,422
    Bouygues SA (Building)..................         700            243,714
    Carrefour SA (Retail)...................       2,950            546,120
    Credit Lyonnais SA (Banks - Foreign)....       5,067            153,230
    France Telecom S.A.
       (Telecommunications).................       5,162            498,713
    Legrand SA (Electronics)................       1,000            239,296
    L'Oreal SA (Cosmetics & Personal Care)..         354            236,259
    Pinault-Printemps-Redoute SA (Retail)...       1,750            333,726
    PSA Peugeot Citroen SA
       (Automobile/Trucks)..................       1,250            239,953
    Rexel SA (Electronics)..................       2,800            250,340
    Schneider Electric SA (Machinery).......       4,300            296,254
    STMicroelectronics NV (Electronics).....       3,000            263,488
    Suez Lyonnaise des Eaux SA
       (Diversified Operations).............       1,485            239,767
    Total Fina SA (Oil & Gas)...............       4,900            662,297
    Vivendi SA (Diversified Operations).....       3,868            293,139
                                                                -----------
                                                                  5,136,241
                                                                -----------
Germany (11.69%)
    Allianz AG (Insurance)..................       1,759            535,634
    Bayerische Hypo- und Vereinsbank AG
       (Banks - Foreign)....................       4,640            304,548
    Bayerische Motoren Werke (BMW) AG
       (Automobile/Trucks)..................       5,300            168,917
    DaimlerChrysler AG
       (Automobile/Trucks)..................       4,320            336,255
    Deutsche Telekom AG
       (Telecommunications).................       8,500            390,710
    Douglas Holding AG (Retail).............       3,780            171,564
    Dresdner Bank AG (Banks - Foreign)......       9,450            484,574
    Fresenius AG (Medical)..................         700             98,664
    Mannesmann AG (Machinery)...............       2,000            314,503
    Muenchener Rueckversicherungs-
       Gesellschaft AG (Insurance)..........          32              7,338
    Siemens AG (Diversified Operations).....       4,800            430,922
    Veba AG (Diversified Operations)........       3,900            210,854
                                                                -----------
                                                                  3,454,483
                                                                -----------
Ireland (0.86%)
    CRH Plc (Building)......................      13,500            254,890
                                                                -----------
Italy (6.49%)
    Assicurazioni Generali SpA (Insurance)..       6,850            219,758
    Eni SpA (Oil & Gas).....................      23,475            137,289
    San Paolo-IMI SpA (Banks - Foreign).....      19,500            252,696
    Telecom Italia Mobile (TIM) SpA
       (Telecommunications).................      93,000            581,063
    Telecom Italia SpA - RCN
       (Telecommunications).................      16,700            144,216
    Telecom Italia SpA (Telecommunications).      42,500            208,766
    UniCredito Italiano SpA
       (Banks - Foreign)....................      80,000            374,459
                                                                -----------
                                                                  1,918,247
                                                                -----------
Netherlands (10.64%)
    Aegon NV (Insurance)....................       5,200            479,959
    Akzo Nobel NV (Chemicals)...............       8,400            361,727
    Dordtsche Petroleum-Industrie
       Maatschappij NV
       (Diversified Operations).............      14,200            722,915
    Fortis (NL) NV (Insurance)..............       8,432            290,289
    IHC Caland N.V. (Transport).............       3,260            141,448
    ING Groep N.V. (Banks - Foreign)........       5,967            351,980
    Koninklijke Numico NV (Food)............       3,644            148,526

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - European Equity Fund

                                                                   MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES       VALUE
-------------------                          ----------------       -----

Netherlands (continued)
    Randstad Holding NV
       (Business Services - Misc.)..........       2,860           $145,000
    Unilever NV (Food)......................       3,571            236,638
    Wolters Kluwer NV (Media)...............       8,000            267,338
                                                                -----------
                                                                  3,145,820
                                                                -----------
Norway (0.60%)
    Tomra Systems ASA (Machinery)...........       4,650            177,741
                                                                -----------
Spain (5.23%)
    Banco Santander Central Hispano, SA
       (Banks - Foreign)....................      53,000            550,233
    Centros Comerciales Pryca, SA (Retail)..       7,226            135,824
    Endesa SA (Utilities)...................      14,000            280,234
    Telefonica SA* (Telecommunications).....      35,218            579,369
                                                                -----------
                                                                  1,545,660
                                                                -----------
Sweden (3.21%)
    Ericsson (LM) Telefonaktiebolaget
       (Telecommunications).................      15,300            636,260
    Skandia Forsakrings AB (Insurance)......      14,000            311,527
                                                                -----------
                                                                    947,787
                                                                -----------
Switzerland (7.36%)
    Adecco SA (Business Services - Misc.)...         540            327,337
    Credit Suisse Group (Banks - Foreign)...       1,190            228,741
    Nestle SA (Food)........................         193            372,250
    Novartis AG (Medical)...................         240            358,984
    Roche Holding AG (Medical)..............          40            480,220
    UBS AG (Banks - Foreign)................         550            160,024
    Zurich Allied AG (Insurance)............         435            246,280
                                                                -----------
                                                                  2,173,836
                                                                -----------
United Kingdom (31.03%)
    Bank of Scotland* (Banks - Foreign).....      20,650            258,223
    Barclays Plc (Banks - Foreign)..........      11,800            362,007
    BP Amoco Plc (Oil & Gas)................     122,500          1,189,635
    British Aerospace Plc (Aerospace).......      22,389            132,443
    British Telecommunications Plc
       (Telecommunications).................      50,700            919,745
    Carlton Communications Plc (Media)......      24,581            177,722
    CMG Plc (Computers).....................       9,200            355,147
    Compass Group Plc (Food)................      32,000            341,785
    Dixons Group Plc (Retail)...............       7,300            129,310
    Energis (Telecommunications)............       8,400            269,156
    Glaxo Wellcome Plc (Medical)............      28,000            826,332
    HSBC Holdings Plc (Banks - Foreign).....      27,000            332,082
    Kingfisher Plc (Retail).................      22,700            248,422
    Lloyds TSB Group Plc (Banks - Foreign)..      44,900            621,225
    Misys Plc (Computers)...................      21,543            179,475
    Pearson Plc (Media).....................      20,000            450,237
    SEMA Group Plc (Computers)..............      25,000            326,586
    Siebe PLC (Diversified Operations)......      43,300            212,740
    SmithKline Beecham Plc (Medical)........      54,000            696,550
    Smiths Industries Plc (Manufacturing)...      15,500            210,379
    Vodafone Group Plc
       (Telecommunications).................     200,000            931,692
                                                                -----------
                                                                  9,170,893
                                                                -----------
                         TOTAL COMMON STOCKS
                          (Cost $25,714,473)     (97.99%)        28,959,606
                                                 -------        -----------
PREFERRED STOCKS
Germany (1.09%)
    Fresenius AG (Medical)..................         355             58,065
    SAP AG (Computers)......................         600            264,435
                                                                -----------
                      TOTAL PREFERRED STOCKS
                             (Cost $399,300)      (1.09%)           322,500
                                                 -------        -----------
WARRANTS
Germany (0.00%)
    Muenchener Rueckversicherungs-
       Gesellschaft AG* (Insurance).........          16                682
                                                                -----------
                              TOTAL WARRANTS
                                 (Cost $834)      (0.00%)               682
                                                 -------        -----------
           TOTAL COMMON AND PREFERRED STOCKS
                                AND WARRANTS
                          (Cost $26,114,607)     (99.08%)        29,282,788
                                                 -------        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - European Equity Fund

                                    INTEREST    PAR VALUE         MARKET
                                      RATE    (000s OMITTED)       VALUE
                                      ----    --------------       -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.26%)
    Investment in a joint
      repurchase agreement
      transaction with SBC
      Warburg, Inc. - Dated
      10-29-99, due 11-01-99
      (Secured by U.S.
      Treasury Bonds, 8.125%
      thru 9.875%, due
      11-15-15 thru
      08-15-21) -- Note A........     5.23%         $668           $668,000
                                                                -----------
Cash Equivalents (3.63%)
    Navigator Securities Lending
      Prime Portfolio**.....................       1,073          1,072,539
                                                                -----------
                TOTAL SHORT-TERM INVESTMENTS      (5.89%)         1,740,539
                                                --------        -----------
                           TOTAL INVESTMENTS    (104.97%)        31,023,327
                                                --------        -----------
           OTHER ASSETS AND LIABILITIES, NET      (4.97%)        (1,468,100)
                                                --------        -----------
                            TOTAL NET ASSETS    (100.00%)       $29,555,227
                                                ========        ===========

 * Non-income producing security.

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - European Equity Fund

Portfolio Concentration
October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Fund invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at October 31, 1999, assigned to the various investment categories.

                                                MARKET VALUE
                                                OF SECURITIES
                                               AS A PERCENTAGE
INVESTMENT CATEGORIES                           OF NET ASSETS
---------------------                          ---------------

Aerospace...................................         0.45%
Automobile/Trucks...........................         2.52
Banks - Foreign.............................        15.00
Building....................................         1.69
Business Services - Misc. .................          1.60
Chemicals...................................         1.22
Computers...................................         4.33
Cosmetics & Personal Care...................         0.80
Diversified Operations......................         7.14
Electronics.................................         2.55
Food........................................         3.72
Insurance...................................         8.17
Machinery...................................         2.67
Manufacturing...............................         0.71
Media.......................................         3.03
Medical.....................................         8.52
Oil & Gas...................................         5.30
Retail......................................         6.73
Telecommunications..........................        21.50
Transportation..............................         0.48
Utilities...................................         0.95
Short-Term Investments......................         5.89
                                                   ------
                           TOTAL INVESTMENTS       104.97%
                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - European Equity Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock European Equity Fund (the "Fund"), John Hancock Global Health Sciences Fund and John Hancock Pacific Basin Equities Fund. The other series of the Trust are reported in separate financial statements. The Fund's investment objective is to achieve long-term capital appreciation through investment in a diversified portfolio of European equity securities.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,685,265 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distributions will be made. The carry-forwards expire as follows: October 31, 2006 -- $1,450,896 and October 31, 2007 -- $1,234,369.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - European Equity Fund

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance for the Fund during the year for which loans were outstanding amounted to $327,000 with a rate of 5.50%. At October 31, 1999, there was no loan outstanding.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999, the Fund loaned securities having a market value of $1,040,503 collateralized by cash in the amount of $1,072,539, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - European Equity Fund

counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      At October 31, 1999, open forward foreign currency exchange contracts were as follows:

                          PRINCIPAL AMOUNT     EXPIRATION        UNREALIZED
CURRENCY                COVERED BY CONTRACT       DATE          DEPRECIATION
--------                -------------------       ----          ------------
BUYS
Euro Currency                  276,735           NOV 99            $3,363
Pound Sterling                  44,208           NOV 99               654
                                                                   ------

                                                                   $4,017
                                                                   ======

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At October 31, 1999, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of the sub-adviser, Indocam International Investment Services ("IIIS") (the "Sub-Adviser"). Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.90% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $500,000,000.

      The Adviser has a sub-investment management contract with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to that portion of the Fund's assets invested in countries other than the United States. The Adviser pays the Sub-Adviser a fee at the annual rate of 0.35% of the average daily net assets of the Fund.

      The Adviser has agreed to limit the Fund's expenses on Class A, Class B and Class C shares to 1.90%, 2.60% and 2.60%, respectively, of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $99,368 for the year ended

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - European Equity Fund

October 31, 1999. The Adviser reserves the right to terminate this limitation in the future.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $116,079. Out of this amount, $13,274 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $76,245 was paid as sales commissions to unrelated broker-dealers and $26,560 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer (formerly known as John Hancock Distributors, Inc.). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $103,335.

      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $450.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended October 31, 1999, aggregated $18,959,391 and $19,775,359, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - European Equity Fund

      The cost of investments owned at October 31, 1999 (including short-term investments) for federal income tax purposes was $28,066,214. Gross unrealized appreciation and depreciation of investments aggregated $4,119,715 and $1,162,602, respectively, resulting in unrealized appreciation of $2,957,113.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in net realized loss on investments of $72,602, a decrease in accumulated net investment loss of $191,057 and a decrease in capital paid-in of $263,659. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and net realized gain/loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                    John Hancock Funds - European Equity Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock European Equity Fund and the Trustees of John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock European Equity Fund (the "Fund") (a series of John Hancock World Fund) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
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101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhfunds.com                                     ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock European Equity Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             9200A 10/99
                                                                           12/99

               --------------------------------------------------
               The latest report from your Fund's management team
               --------------------------------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                     [PHOTO]
                                  Global Health
                                  Sciences Fund

                                OCTOBER 31, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ----------------------------------------

                                    TRUSTEES
                              DENNIS S. ARONOWITZ*
                                STEPHEN L. BROWN
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 MAUREEN R. FORD
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110


                    ----------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,

/s/ Maureen R. Ford


MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

         BY LINDA I. MILLER, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
              ROBERT D. HALLISEY, JR., ASSISTANT PORTFOLIO MANAGER

                    John Hancock Global Health Sciences Fund

           Biotechs recover, but the rest of health care on sick leave

Health-care stocks turned in a rather anemic performance compared to the overall market during the past 12 months. Although they had been red hot since 1995, health-care stocks finally took a breather when the strength of the U.S. economy prompted investors to look for faster-growing companies outside the sector. Investors were also spooked by the potential for further government changes to reimbursement of health care, particularly proposals to include drug benefits in Medicare. High valuations and the lack of new product announcements delayed the drug companies' progress. Meanwhile, health-care service providers -- including hospitals and HMOs -- continued to suffer from uncertainty over health-care reform.

      Nevertheless, not all sub-sectors were out of favor. One area that benefited from the trend toward fast-growing companies was biotech, which was buoyed by new product introductions, positive earnings surprises and budding industry consolidation. Biotech stocks got an added boost from the rotation of money away from big, slower-growth drug companies. The performance of medical device companies was mixed because of good growth on the one hand and consolidation and competitive concerns on the other.

Fund performance

Our smaller-than-average stake in biotech companies and our larger-than-average weighting in large drug companies caused the Fund to lag its peers during the year. For the 12 months ended October 31, 1999, John Hancock Global Health Sciences Fund's Class A and Class B shares posted total returns of 1.15% and 0.43%, respectively, at net asset value. Class C shares,

"Health-care stocks turned in a rather anemic performance..."

--------------------------------------------------------------------------------
[A 2" x 2 1/2" photo bottom right side of John Hancock Global Health Sciences Fund. Caption below reads "Fund portfolio management team members (l-r): Linda Miller and Robert Hallisey."]
--------------------------------------------------------------------------------

================================================================================

                John Hancock Funds - Global Health Sciences Fund

"Our best performers over the year were biotech companies..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Merck 5.5%, the second is Warner-Lambert 5.3%, the third Schering-Plough 5.3%, the fourth Johnson & Johnson 5.3% and the fifth Bristol-Myers Squibb 5.3%. A note below the table reads "As a percentage of net assets on October 31, 1999."]
--------------------------------------------------------------------------------

which were launched on March 1, 1999, returned -3.27% at net asset value for the first eight months of operations. The average healthcare/biotechnology fund returned 14.00% for the year, according to Lipper Inc.(1) Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Biotechs rebound

Our best performers over the year were biotech companies, which made up roughly 17% of the Fund's investments at the end of the period, compared to 3% at the beginning. One of the biggest winners in that category was Amgen, the maker of Epogen, a drug used to combat anemia suffered by kidney dialysis patients. In addition to enthusiasm for that treatment, Amgen was also helped by news of product development for diseases like prostate cancer and rheumatoid arthritis. Another good performer was Biogen, which produces the multiple-sclerosis drug Avonex. Also topping the charts were: MedImmune, maker of a treatment for respiratory infections; Alkermes, which makes biotech drug delivery systems, and IDEC Pharmaceuticals, which launched an innovative and well-received new drug to treat blood cancers like lymphoma.

Bristol, J&J beat trend

Against a difficult backdrop for large pharmaceutical companies, Bristol-Myers Squibb and Johnson & Johnson performed reasonably well. Part of their relatively strong performance stemmed from the fact that their valuations hadn't soared as high as some of their competitors, although each also had individual reasons for their success. Bristol-Myers Squibb is on the verge of a new product cycle, with the eagerly awaited hypertension drug Vanlev currently in development. Johnson & Johnson beat earnings expectations, with each of its divisions showing improvement. To a lesser extent, the company was lifted by the success of its cholesterol-lowering agent Benecol that is used in margarine. In contrast, the remainder of our drug stocks -- particularly Pfizer, Schering-Plough and Eli Lilly & Co. -- were disappointments, as slowing earnings growth and weak product pipelines drove investors elsewhere.

      Despite their recent disappointing performance, we continued to maintain sizable positions in drug stocks. There certainly won't be a reversal in the aging of America, a trend that will drive demand growth for health-care products and services. And while there weren't any blockbuster new drug introductions this

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers". The first listing is Amgen followed by an up arrow with the phrase "Good news on new product development." The second listing is Biogen followed by an up arrow with phrase "Boosted along with the biotech sector." The third listing is Eli Lily followed by a down arrow with the phrase "Caught up in drug stock decline." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                John Hancock Funds - Global Health Sciences Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 3% with -6% at the bottom and 15% at the top. The first bar represents the 1.15% total return for John Hancock Global Health Sciences Fund Class A. The second bar represents the 0.43% total return for John Hancock Global Health Sciences Fund Class B. The third bar represents the -3.27%* total return for John Hancock Global Health Sciences Fund Class C. The fourth bar represents the 14.00% total return for Average health-care/biotechnology fund. A note below the chart reads "Total returns for John Hancock Global Health Sciences Fund are at net asset value with all distributions reinvested. The average health-care/biotechnology fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. *From inception March 1, 1999 through October 31, 1999."]
--------------------------------------------------------------------------------

year, that won't always be the case. Next year we're likely to see the introduction of flu drugs -- one from Roche Holding and its partner Gilead Sciences and one from Glaxo Wellcome -- as well as treatments for irritable bowel disease. Although our expectations for those drugs are relatively modest in comparison to the blockbusters we witnessed in 1998, the new drug pipeline looks especially promising in the new millennium.

Device companies revive

After emerging from a substantial amount of consolidation, the medical device industry recently showed signs of healing. Stryker, Allergan Specialty Therapeutics and Medtronic all posted decent gains and were among our top performers. Investors rewarded Stryker for its able acquisition of Howmedica. An excellent management team, which came on board about two years ago, helped steer Allergan toward better earnings growth and financial results. Medtronic was another winner, thanks to a strong new cardiovascular product cycle for products such as pacemakers, internal defibrillators and new products potentially for the treatment of congestive heart failure.

Long-term prognosis strong

Over the short term, health-care stocks may be stymied. Ongoing strength in the economy will probably continue to lure investors away from health care toward more economically sensitive, faster-growing stocks. Furthermore, the sector is now more volatile than its reputation for consistency would suggest, in response to concerns about industry consolidation and federal legislation. That's why we plan to maintain a defensive posture, concentrating on lower-valuation stocks in most sectors, but keeping our eyes open for fast-growing opportunities in the biotech arena. Over the longer term, we have a much different diagnosis. In our view, the health-care sector continues to offer many exciting long-term growth opportunities. The advent of new products and services, coupled with an aging population, including now 50-year-old Baby Boomers increasingly becoming health-care consumers, should favor health-care companies in the years to come.

"The advent of new products and services, coupled with an aging population... should favor health-care companies..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to different, and sometimes greater risks than the market as a whole.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                John Hancock Funds - Global Health Sciences Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Health Sciences Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                               SINCE
                                          ONE      FIVE       INCEPTION
                                         YEAR      YEARS      (10/1/91)
                                         ----      -----      ---------

Cumulative Total Returns                (5.99%)    96.38%      229.91%
Average Annual Total Returns            (5.99%)    14.45%       16.09%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                               SINCE
                                          ONE      FIVE       INCEPTION
                                         YEAR      YEARS       (3/7/94)
                                         ----      -----      ---------
Cumulative Total Returns                (6.63%)    97.26%      91.92%
Average Annual Total Returns            (6.63%)    14.55%      12.42%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                               SINCE
                                                             INCEPTION
                                                             (3/1/99)
                                                             ---------
Cumulative Total Return                                      (9.66%)
Average Annual Total Return                                  (9.66%)(1)

Note to Performance

(1)   Not annualized.

================================================================================

                John Hancock Funds - Global Health Sciences Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Health Sciences Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index--an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

Line chart with the heading John Hancock Global Health Sciences Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $42,243 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Health Sciences Fund on October 1, 1991, before sales charge, and is equal to $36,858 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Global Health Sciences Fund, after sales charge, and is equal to $35,002 as of October 31, 1999.

Line chart with the heading John Hancock Global Health Sciences Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $32,719 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Health Sciences Fund on March 7, 1994, before sales charge, and is equal to $20,450 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Global Health Sciences Fund, after sales charge, and is equal to $20,350 as of October 31, 1999.

Line chart with the heading John Hancock Global Health Sciences Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $11,099 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Health Sciences Fund on March 1, 1999, before sales charge, and is equal to $9,673 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Global Health Sciences Fund, after sales charge, and is equal to $9,576 as of October 31, 1999.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Global Health Sciences Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $186,047,881) .......................    $241,164,444
   Short-term investments (cost - $36,700,915)
     - Note A ................................................      36,700,915
                                                                 -------------
                                                                   277,865,359
  Cash .......................................................             246
  Receivable for investments sold ............................         793,135
  Receivable for shares sold .................................         302,519
  Dividends receivable .......................................         105,350
  Foreign tax receivable .....................................           2,790
  Interest receivable ........................................           3,675
  Other assets ...............................................           4,087
                                                                 -------------
                    Total Assets .............................     279,077,161
                    ----------------------------------------------------------
Liabilities:
  Payable for investments purchased ..........................       2,998,169
  Payable for shares repurchased .............................         174,873
  Payable upon return of securities on loan - Note A .........      28,268,915
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ...................................         595,320
  Accounts payable and accrued expenses ......................          73,987
                                                                 -------------
                    Total Liabilities ........................      32,111,264
                    ----------------------------------------------------------
Net Assets:
  Capital paid-in ............................................     199,258,005
  Accumulated net realized loss on investments and
   foreign currency transactions .............................      (7,405,866)
  Net unrealized appreciation of investments and
   foreign currency transactions .............................      55,116,531
  Accumulated net investment loss ............................          (2,773)
                                                                 -------------
                    Net Assets ...............................    $246,965,897
                    ==========================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
  Class A - $92,766,462/2,706,401 ............................          $34.28
  ============================================================================
  Class B - $152,322,686/4,639,332 ...........................          $32.83
  ============================================================================
  Class C* - $1,876,749/57,160 ...............................          $32.83
  ============================================================================
Maximum Offering Price Per Share**
  Class A - ($34.28 x 105.26%) ...............................          $36.08
  ============================================================================

* Class C shares commenced operations on March 1, 1999.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income:
  Dividends
   (net of foreign withholding taxes of $41,735) .............       $1,726,284
  Interest
   (including income on securities loaned of $60,179) ........          899,568
                                                                    -----------
                                                                      2,625,852
                                                                    -----------
  Expenses:
   Investment management fee - Note B ........................        1,896,096
   Distribution and service fee - Note B
     Class A .................................................          280,458
     Class B .................................................        1,482,985
     Class C .................................................            5,151
   Transfer agent fee - Note B ...............................          917,837
   Custodian fee .............................................           92,993
   Registration and filing fees ..............................           87,692
   Accounting and legal services fee - Note B ................           40,236
   Advisory board fee - Note B ...............................           40,000
   Auditing fee ..............................................           30,513
   Printing ..................................................           29,864
   Trustees' fees ............................................           11,295
   Legal fees ................................................            2,343
                                                                    -----------
                    Total Expenses ...........................        4,917,463
                    -----------------------------------------------------------
                    Net Investment Loss ......................       (2,291,611)
                    -----------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized loss on investments sold ......................       (6,016,135)
  Net realized loss on foreign currency transactions .........           (7,704)
  Change in net unrealized appreciation/depreciation
   of investments ............................................        8,367,638
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ..........................             (252)
                                                                    -----------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency
                    Transactions .............................        2,343,547
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ................          $51,936
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Global Health Sciences Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                                  ------------------------------
                                                                                                      1998              1999
                                                                                                  -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ........................................................................     ($1,698,807)     ($2,291,611)
   Net realized loss on investments sold and foreign currency transactions ....................      (1,389,101)      (6,023,839)
   Change in net unrealized appreciation/depreciation of investments and foreign
     currency transactions ....................................................................      16,823,770        8,367,386
                                                                                                  -------------    -------------
     Net Increase in Net Assets Resulting from Operations .....................................      13,735,862           51,936
                                                                                                  -------------    -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold and foreign currency transactions
     Class A - ($0.5126 and none per share, respectively) .....................................        (891,908)              --
     Class B - ($0.5126 and none per share, respectively) .....................................        (951,137)              --
                                                                                                  -------------    -------------
     Total Distributions to Shareholders ......................................................      (1,843,045)              --
                                                                                                  -------------    -------------
From Fund Share Transactions - Net: * .........................................................      89,358,253       39,104,970
                                                                                                  -------------    -------------
Net Assets:
   Beginning of period ........................................................................     106,557,921      207,808,991
                                                                                                  -------------    -------------
   End of period (including accumulated net investment loss
     of $1,897 and $2,773, respectively) ......................................................    $207,808,991     $246,965,897
                                                                                                  =============    =============

*Analysis of Fund Share Transactions:

                                                                                           YEAR ENDED OCTOBER 31,
                                                                    --------------------------------------------------------------
                                                                                1998                             1999
                                                                    ----------------------------    ------------------------------
                                                                      SHARES          AMOUNT           SHARES           AMOUNT
                                                                    -----------    -------------    -------------    -------------
CLASS A
   Shares sold ..................................................     1,619,964      $53,582,895        3,253,210     $111,435,835
   Shares issued to shareholders in reinvestment of distributions        27,245          834,213               --               --
                                                                    -----------    -------------    -------------    -------------
                                                                      1,647,209       54,417,108        3,253,210      111,435,835
   Less shares repurchased ......................................      (926,858)     (29,707,988)      (3,023,257)    (103,321,157)
                                                                    -----------    -------------    -------------    -------------
   Net increase .................................................       720,351      $24,709,120          229,953       $8,114,678
                                                                    ===========    =============    =============    =============
CLASS B
   Shares sold ..................................................     2,488,498      $81,014,505        2,247,732      $75,438,648
   Shares issued to shareholders in reinvestment of distributions        26,809          797,000               --               --
                                                                    -----------    -------------    -------------    -------------
                                                                      2,515,307       81,811,505        2,247,732       75,438,648
   Less shares repurchased ......................................      (543,276)     (17,162,372)      (1,398,156)     (46,313,310)
                                                                    -----------    -------------    -------------    -------------
   Net increase .................................................     1,972,031      $64,649,133          849,576      $29,125,338
                                                                    ===========    =============    =============    =============
CLASS C **
   Shares sold ..................................................            --               --           58,751       $1,916,419
   Less shares repurchased ......................................            --               --           (1,591)         (51,465)
                                                                    -----------    -------------    -------------    -------------
   Net increase .................................................            --               --           57,160       $1,864,954
                                                                    ===========    =============    =============    =============

** Class C shares commenced operations on March 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Global Health Sciences Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                              YEAR ENDED AUGUST 31,         PERIOD FROM
                                                             -----------------------   SEPTEMBER 1, 1996 TO
                                                               1995           1996     OCTOBER 31, 1996(1)
                                                             ---------     ---------   --------------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................     $16.51        $21.61           $25.43
                                                              -------       -------          -------
  Net Investment Loss(2) .................................      (0.36)        (0.19)           (0.05)
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions .....................       5.46          4.15            (0.27)
                                                              -------       -------          -------
   Total from Investment Operations ......................       5.10          3.96            (0.32)
                                                              -------       -------          -------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
   and Foreign Currency Transactions .....................         --         (0.14)              --
                                                              -------       -------          -------
  Net Asset Value, End of Period .........................     $21.61        $25.43           $25.11
                                                              =======       =======          =======
  Total Investment Return at Net Asset Value(3) ..........      30.89%        18.39%           (1.26%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............    $24,394       $42,405          $42,618
  Ratio of Expenses to Average Net Assets ................       2.56%         1.80%            1.92%(5)
  Ratio of Net Investment Loss to Average Net Assets .....      (1.99%)       (0.75%)          (1.04%)(5)
  Portfolio Turnover Rate ................................         38%           68%              24%

CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................     $16.46        $21.35           $24.94
                                                              -------       -------          -------
  Net Investment Loss(2) .................................      (0.55)        (0.34)           (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions .....................       5.44          4.07            (0.26)
                                                              -------       -------          -------
   Total from Investment Operations ......................       4.89          3.73            (0.34)
                                                              -------       -------          -------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
   and Foreign Currency Transactions .....................         --         (0.14)              --
                                                              -------       -------          -------
  Net Asset Value, End of Period .........................     $21.35        $24.94           $24.60
                                                              =======       =======          =======
  Total Investment Return at Net Asset Value(3) ..........      29.71%        17.53%           (1.36%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............     $6,333       $36,591          $37,521
  Ratio of Expenses to Average Net Assets ................       3.45%         2.42%            2.62%(5)
  Ratio of Net Investment Loss to Average Net Assets .....      (2.91%)       (1.33%)          (1.74%)(5)
  Portfolio Turnover Rate ................................         38%           68%              24%

                                                                    YEAR ENDED OCTOBER 31,
                                                            -------------------------------------
                                                              1997          1998           1999
                                                            ---------     ---------     ---------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................    $25.11        $30.25        $33.89
                                                             -------      --------      --------
  Net Investment Loss(2) .................................     (0.19)        (0.23)        (0.18)
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions .....................      6.56          4.38          0.57
                                                             -------      --------      --------
   Total from Investment Operations ......................      6.37          4.15          0.39
                                                             -------      --------      --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
   and Foreign Currency Transactions .....................     (1.23)        (0.51)           --
                                                             -------      --------      --------
  Net Asset Value, End of Period .........................    $30.25        $33.89        $34.28
                                                             =======      ========      ========
  Total Investment Return at Net Asset Value(3) ..........     26.63%        13.91%         1.15%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............   $53,122       $83,928       $92,766
  Ratio of Expenses to Average Net Assets ................      1.68%         1.61%         1.60%
  Ratio of Net Investment Loss to Average Net Assets .....     (0.71%)       (0.71%)       (0.52%)
  Portfolio Turnover Rate ................................        57%           39%           61%

CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................    $24.60        $29.40        $32.69
                                                             -------      --------      --------
  Net Investment Loss(2) .................................     (0.37)        (0.45)        (0.41)
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions .....................      6.40          4.25          0.55
                                                             -------      --------      --------
   Total from Investment Operations ......................      6.03          3.80          0.14
                                                             -------      --------      --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
   and Foreign Currency Transactions .....................     (1.23)        (0.51)           --
                                                             -------      --------      --------
  Net Asset Value, End of Period .........................    $29.40        $32.69        $32.83
                                                             =======      ========      ========
  Total Investment Return at Net Asset Value(3) ..........     25.76%        13.11%         0.43%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............   $53,436      $123,880      $152,323
  Ratio of Expenses to Average Net Assets ................      2.38%         2.31%         2.30%
  Ratio of Net Investment Loss to Average Net Assets .....     (1.41%)       (1.41%)       (1.22%)
  Portfolio Turnover Rate ................................        57%           39%           61%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Global Health Sciences Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                  PERIOD FROM
                                                                 MARCH 1, 1999
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                               OCTOBER 31, 1999
                                                               ----------------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period .....................       $33.94
                                                                    ------
   Net Investment Loss(2) ...................................        (0.28)
   Net Realized and Unrealized Loss on Investments
     and Foreign Currency Transactions ......................        (0.83)
                                                                    ------
   Total from Investment Operations .........................        (1.11)
                                                                    ------
   Net Asset Value, End of Period ...........................       $32.83
                                                                    ======
   Total Investment Return at Net Asset Value(3) ............        (3.27%)(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .................       $1,877
   Ratio of Expenses to Average Net Assets ..................         2.40%(5)
   Ratio of Net Investment Loss to Average Net Assets .......        (1.30%)(5)
   Portfolio Turnover Rate ..................................           61%

(1) Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment loss, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Global Health Sciences Fund

Schedule of Investments
October 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Health Sciences Fund on October 31, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Chemicals - Specialty (2.80%)
   Waters Corp.* ...............................         130,000     $ 6,906,250
                                                                     -----------
Computer Services (0.05%)
   Gartner Group, Inc.* ........................          14,973         140,372
                                                                     -----------
Drugs - Biotechnology (16.62%)
   Affymetrix, Inc.* ...........................          30,000       2,643,750
   Alkermes, Inc.* .............................          65,000       2,295,313
   Amgen, Inc.* ................................         110,000       8,772,500
   Biogen, Inc.* ...............................          75,000       5,559,375
   Cephalon, Inc.* .............................          50,000         812,500
   Genentech, Inc.* ............................          37,500       5,465,625
   Gilead Sciences, Inc.* ......................          30,000       1,895,625
   IDEC Pharmaceuticals Corp.* .................          25,000       2,904,688
   ILEX Oncology, Inc.* ........................          25,000         350,000
   Immunex Corp.* ..............................          40,000       2,520,000
   MedImmune, Inc.* ............................          37,500       4,200,000
   Pharmacopeia, Inc.* .........................          40,000         595,000
   Progenics Pharmaceuticals, Inc.* ............          35,000         752,500
   SangStat Medical Corp.* .....................          45,000         973,125
   Titan Pharmaceuticals, Inc.* ................          30,000         253,125
   Triangle Pharmaceuticals, Inc.* .............          12,000         195,000
   Vertex Pharmaceuticals, Inc.*  ..............          30,000         858,750
                                                                     -----------
                                                                      41,046,876
                                                                     -----------
Drugs - Diversified (24.44%)
   Abbott Laboratories .........................         200,000       8,075,000
   American Home Products Corp. ................         150,000       7,837,500
   Bristol-Myers Squibb Co. ....................         170,000      13,058,125
   Johnson & Johnson ...........................         125,000      13,093,750
   Pharmacia & Upjohn, Inc. ....................          95,000       5,124,063
   Warner-Lambert Co. ..........................         165,000      13,169,063
                                                                     -----------
                                                                      60,357,501
                                                                     -----------

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Drugs - Major - Domestic (15.01%)
   Lilly (Eli) & Co. ...........................          40,000     $ 2,755,000
   Merck & Co., Inc. ...........................         172,000      13,684,750
   Pfizer, Inc. ................................         190,000       7,505,000
   Schering-Plough Corp. .......................         265,000      13,117,500
                                                                     -----------
                                                                      37,062,250
                                                                     -----------
Drugs - Major - International (9.46%)
   AstraZeneca Group Plc, American
     Depositary Receipts (ADR)
     (United Kingdom) ..........................          50,000       2,287,500
   Elan Corp. Plc (ADR) (Ireland)* .............          30,000         772,500
   Glaxo Wellcome Plc (ADR)
     (United Kingdom) ..........................          90,000       5,388,750
   Novartis AG (ADR) (Switzerland) .............          25,000       1,870,398
   Roche Holding AG (Switzerland) ..............             300       3,601,653
   Sanofi - Synthelabo SA (France)* ............          28,600       1,261,978
   SmithKline Beecham Plc (ADR)
     (United Kingdom) ..........................         109,000       6,976,000
   Teva Pharmaceutical Industries Ltd.
     (ADR) (Israel) ............................          25,000       1,209,375
                                                                     -----------
                                                                      23,368,154
                                                                     -----------
Drugs - Specialty (2.02%)
   Forest Laboratories, Inc.* ..................          95,000       4,358,125
   Watson Pharmaceutical, Inc.* ................          20,000         635,000
                                                                     -----------
                                                                       4,993,125
                                                                     -----------
Drugs & Sundries - Wholesale (3.42%)
   Allscripts, Inc.* ...........................          20,000         312,500
   Cardinal Health, Inc. .......................          80,000       3,450,000
   Express Scripts, Inc. (Class A)* ............          60,000       2,947,500
   Priority Healthcare Corp.* ..................          22,500         451,406
   Syncor International Corp.* .................          35,000       1,281,875
                                                                     -----------
                                                                       8,443,281
                                                                     -----------
Healthcare - Management (2.17%)
   Accredo Health, Inc.* .......................          37,500       1,237,500
   Covance, Inc.* ..............................          30,000         290,625
   Hanger Orthopedic Group, Inc.* ..............          37,500         461,719
   IMPATH, Inc.* ...............................          65,000       1,560,000
   ProVantage Health Services, Inc.* ...........          35,000         409,063
   Renal Care Group, Inc.* .....................          75,000       1,396,875
                                                                     -----------
                                                                       5,355,782
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Global Health Sciences Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Healthcare - Software/Services (3.39%)
   Chemdex Corp.* ..............................        20,000       $   762,500
   Dendrite International, Inc.*  ..............        26,250           823,594
   IMS Health, Inc. ............................       120,000         3,480,000
   MedQuist, Inc.* .............................        35,000         1,120,000
   Omnicare, Inc. ..............................        80,000           740,000
   PE Corp-PE Biosystems Group .................        22,500         1,459,688
                                                                     -----------
                                                                       8,385,782
                                                                     -----------
Insurance (3.03%)
   CIGNA Corp. ...............................          40,000         2,990,000
   United HealthCare Corp. ...................          25,000         1,292,188
   Wellpoint Health Networks, Inc.* ..........          55,000         3,190,000
                                                                     -----------
                                                                       7,472,188
                                                                     -----------
Medical Devices and Products (12.86%)
   Allergan, Inc. ............................          57,500         6,174,063
   Allergan Specialty Therapeutics, Inc.
     (Class A)* ..............................          55,000           680,625
   Baxter International, Inc. ................          35,000         2,270,625
   Biomet, Inc. ..............................          35,000         1,054,375
   Boston Scientific Corp.* ..................          45,000           905,625
   Cytyc Corp.* ..............................          15,000           596,250
   Guidant Corp.* ............................          65,000         3,209,375
   Medtronic, Inc. ...........................         225,000         7,790,625
   Novoste Corp.* ............................          25,000           429,688
   Stryker Corp. .............................         140,000         8,645,000
                                                                     -----------
                                                                      31,756,251
                                                                     -----------
Pollution Control (0.14%)
   Stericycle, Inc.* .........................          22,000           343,750
                                                                     -----------
Real Estate Investment Trusts (0.23%)
   Alexandria Real Estate Equities, Inc. .....          20,000           575,000
                                                                     -----------
Retail - Drug Stores (2.01%)
   CVS Corp. .................................          85,000         3,692,182
   Walgreen Co. ..............................          44,000         1,108,250
   PlanetRx.com, Inc.* .......................           6,700           157,450
                                                                     -----------
                                                                       4,957,882
                                                                     -----------
              TOTAL COMMON STOCKS
              (Cost $186,047,881) ............          (97.65%)     241,164,444
                                                       -------       -----------

                                      INTEREST     PAR VALUE          MARKET
ISSUER, DESCRIPTION                     RATE     (000s OMITTED)       VALUE
-------------------                     ----     --------------       -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.41%)
   Investment in a joint repurchase
     agreement transaction with
     SBC Warburg, Inc. - Dated
     10-29-99, due 11-01-99
     (Secured by U.S. Treasury
     Bonds, 8.125% thru 9.875%,
     due 11-15-15 thru 08-15-21)
     -- Note A ....................     5.23%         $  8,432    $   8,432,000
                                                                  -------------
Cash Equivalents (11.45%)
   Navigator Securities Lending
     Prime Portfolio** ............                     28,269       28,268,915
                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS                           (14.86%)      36,700,915
                                                      --------    -------------

     TOTAL INVESTMENTS                                (112.51%)     277,865,359
                                                      --------    -------------

OTHER ASSETS AND LIABILITIES, NET                      (12.51%)     (30,899,462)
                                                      --------    -------------

     TOTAL NET ASSETS                                 (100.00%)   $ 246,965,897
                                                      ========    =============

*     Non-income producing security.

**    Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Global Health Sciences Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Global Health Sciences Fund invests primarily in equity securities of issuers in the health care industry in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at October 31, 1999 assigned to the various country categories.

                                                                 MARKET VALUE
                                                              AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION                                           NET ASSETS
-----------------------                                       ------------------
   France .....................................................     0.51%
   Ireland ....................................................     0.31
   Israel .....................................................     0.49
   Switzerland ................................................     2.22
   United Kingdom .............................................     5.93
   United States ..............................................   103.05
                                                                  ------
                                              TOTAL INVESTMENTS   112.51%
                                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Global Health Sciences Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Global Health Sciences Fund (the "Fund"), John Hancock European Equity Fund and John Hancock Pacific Basin Equities Fund. The other series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term capital appreciation through investments in an international portfolio consisting primarily of equity securities of issuers in the health-care industry.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1999, the Fund has $6,190,367 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: October 31, 2006 -- $1,300,348 and October 31, 2007 -- $4,890,019.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Global Health Sciences Fund

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999, the Fund loaned securities having a market value of $28,170,088 collateralized by cash in the amount of $28,268,915, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Global Health Sciences Fund

counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      There were no open forward foreign currency contracts at October 31, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At October 31, 1999, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase or sell option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

      The Fund may use options contracts to manage its exposure to changing security prices. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk because the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

      At October 31, 1999, there were no written option transactions.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES
AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Global Health Sciences Fund

program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1999, net sales charges received with regard to Class A shares amounted to $700,780. Out of this amount, $65,482 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $489,675 was paid as sales commissions to sales personnel of unrelated broker-dealers and $145,623 was paid as sales commissions to personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $616,240.

      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1999, contingent deferred sales charges amounted to $65.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      The Fund has an independent advisory board composed of scientific and medical experts who provide the investment officers of the Fund with advice and consultation on health care developments, for which the Fund pays the advisory board a fee.

      Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Global Health Sciences Fund

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended October 31, 1999, aggregated $180,633,714 and $138,529,168, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

      The cost of investments (including short-term investments) owned at October 31, 1999 for federal income tax purposes was $223,964,296. Gross unrealized appreciation and depreciation of investments aggregated $63,360,741 and $9,459,678 respectively, resulting in net unrealized appreciation of $53,901,063.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in net realized loss on investments of $7,704, a decrease in accumulated net investment loss of $2,290,735 and a decrease in capital paid-in of $2,298,439. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and realized gain/loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                John Hancock Funds - Global Health Sciences Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Global Health Sciences Fund and the Trustees of John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Health Sciences Fund (formerly John Hancock Global Rx Fund, the "Fund") (a series of John Hancock World Fund) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999

======================================NOTES=====================================

                John Hancock Funds - Global Health Sciences Fund

======================================NOTES=====================================

                John Hancock Funds - Global Health Sciences Fund

======================================NOTES=====================================

                John Hancock Funds - Global Health Sciences Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhfunds.com                                     ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Global Health Sciences Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                           2800A 10/99
                                                                         12/99

                           ---------------------------
                           The latest report from your
                             Fund's management team
                           ---------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                  Pacific Basin
                                  Equities Fund

                                OCTOBER 31, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                              DENNIS S. ARONOWITZ*
                                STEPHEN L. BROWN
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 MAUREEN R. FORD
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                          INDOCAM ASIA ADVISERS LIMITED
                               ONE EXCHANGE SQUARE
                                    HONG KONG

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,


/s/ Maureen R. Ford

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                BY AYAZ EBRAHIM FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                           Pacific Basin Equities Fund

                    Economic recovery takes hold more quickly
                         than expected in Pacific Region

The dramatic turnaround in the Asian markets pleased -- and surprised -- many investors this year. As you well know, currency turmoil and financial crisis plagued the Pacific region for much of 1998. By year end, however, we began to see signs that the worst of the crisis was over. At that point, hopes for a sharp economic rebound were dim, given the daunting financial and structural reforms facing the region. Investors braced themselves for a slow and painful recovery.

      By the second quarter of 1999, however, the economic picture had improved significantly. Interest rates dropped sharply throughout the region and financial restructuring started to take hold more quickly than expected. South Korea was one of the most aggressive restructuring stories, quickly sorting out bad loans and improving lending practices. Japan also started to implement much-needed financial reforms, addressing the critical problems in its banking system. In addition, exports rebounded nicely. Not only did exports to the U.S. and Europe pick up, but we also saw a sharp increase in exports within Asia, thanks to pent-up consumer demand.

Economic turnaround fuels strong returns

Given all of the region's positive economic news, Pacific Basin stocks posted outstanding returns during the period. For the 12 months ended October 31, 1999, John Hancock Pacific Basin Equities Fund's Class A and Class B shares returned 65.07% and 63.99%, respectively, at net asset value. By comparison, the average Pacific region fund returned 67.12%, according to Lipper, Inc.(1) The Fund's Class C shares, which were introduced on March 1, 1999, returned 52.81% from inception through October 31, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

      What caused the Fund to trail slightly our peers was our relatively smaller weighting in Japan. Although we are optimistic about Japan's economic prospects, we believe other countries in the region offer better growth potential. As a result, we have maintained a substantial, but neutral, weighting in Japan. Many of our competitors have made much more aggressive bets in

"South Korea was one of the most aggressive restructuring stories..."

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund

"We established a 5% stake in China during the last six months..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into ten sections (from top to left): Indonesia 2%, Malaysia 3%, China 5%, Australia 6%, Singapore 6%, Taiwan 9%, Hong Kong 11%, South Korea 11%, Short-term Investments & Other 12% and Japan 35%. A note below the chart reads "As a percentage of net assets on October 31, 1999."]
--------------------------------------------------------------------------------

Japan and that certainly paid off during Japan's recent stock market rally. Our neutral position may have held back our short-term performance, but we are confident that the portfolio is well positioned to take advantage of the region's recovery in the long term.

Japan

Several positive trends have fueled Japan's recent stock market resurgence. First, the government has addressed its banking crisis with a $65 million bailout and significant financial reforms. Corporations have announced aggressive cost-cutting programs. Finally, foreign investors have flooded back into the market to take advantage of incredible stock values. The result has been a sharp jump in both stock prices and the value of the Japanese yen.

      As mentioned above, we are confident that Japan is on the road to recovery, but its recovery will likely be slower than that of other countries in the region. So we've maintained a neutral stock position, ending the year at 35% of the Fund's net assets. Our main focus is on stocks that will benefit from the trend toward the expansion of information technology and convergence of multimedia such as Sony and Fujitsu. We're also holding strong positions in financial stocks, such as Sakura Bank, which will benefit from the country's significant bank reforms.

Hong Kong

For two reasons, we've cut our Hong Kong position in half -- from 23% a year ago to 11%. First, we felt the time was right to take profits in many of our property stocks, which had jumped up sharply on the heels of falling interest rates. Second, we believe that several Chinese stocks now offer better value. As a result, we've used the proceeds of our recent sales to initiate a Chinese stock position.

      With our remaining Hong Kong holdings, our emphasis remains on consumer stocks, which should benefit from the recent pick-up in consumer demand. Two favorite stocks are Esprit Holdings and Giordana International. We believe these retailers are poised to benefit from the shift in consumer taste from luxury clothing to "quality-for-value" items.

China

We established a 5% stake in China during the last six months as the economy there continues to grow, thanks to strong exports and increasing domestic consumption. What's more, reform of state-owned enterprises is continuing, benefiting power, mining and auto companies. With less efficient and less environmentally friendly companies being shut down, the remaining

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers". The first listing is Guoco Group followed by an up arrow with the phrase "Undervalued financial conglomerate." The second listing is Fast Retailing followed by an up arrow with phrase "Benefiting from shift from luxury to value goods." The third listing is Sekisui House followed by a down arrow with the phrase "Market focus on growth rather than value." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 10% with 0% at the bottom and 70% at the top. The first bar represents the 65.07% total return for John Hancock Pacific Basin Equities Fund Class A. The second bar represents the 63.99% total return for John Hancock Pacific Basin Equities Fund Class B. The third bar represents the 52.81%* total return for John Hancock Pacific Basin Equities Fund Class C. The fourth bar represents the 67.12% total return for Average Pacific region fund. A note below the chart reads "Total returns for John Hancock Pacific Basin Equities Fund are at net asset value with all distributions reinvested. The average Pacific region fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. *From inception March 1, 1999 through October 31, 1999."]
--------------------------------------------------------------------------------

players have gained market share and improved earnings. Recent additions to the portfolio include Yanzhou Coal Mining and Shanghai Petrochemical. Not only are they benefiting from the worldwide recovery in fuel prices, but they're also getting an extra lift from the increase in power consumption throughout China.

South Korea

We've doubled our position in South Korea over the last year to 11%, since the country has implemented one of the most dramatic shakeups in the banking sector. What's more, domestic consumption is on the rise. Not surprisingly, we've focused our purchases on banks, such as Housing & Commercial Bank, since they are reaping the benefits of Korea's dramatic financial reforms. We also favor electronics companies, such as Samsung Electronics, which are poised to benefit from the increase in worldwide demand for electronics.

Outlook

We remain optimistic about the region's prospect for recovery. For starters, the manufacturing cycle in Asia is emerging from the doldrums. Electronic component shortages are one of the first signs that the situation is turning around. As we enter the millennium, we expect to see demand for electronics continue to strengthen, especially with the expansion of information technology in Japan and other Asian countries. What's more, consumption will likely continue its upward trend. After two years with virtually no consumer spending, pent-up demand is being unleashed. In fact, we've seen retail sales in Korea and Singapore shoot up dramatically and that trend is likely to continue throughout the region.

"We remain optimistic about the region's prospect for recovery."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Pacific Basin Equities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                              ONE        FIVE        TEN
                                              YEAR       YEARS      YEARS
                                            --------   ----------  --------
Cumulative Total Returns                     67.59%     (10.37%)    43.31%
Average Annual Total Returns                 67.59%      (2.17%)     3.66%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                                     SINCE
                                               ONE       FIVE      INCEPTION
                                              YEAR       YEARS     (3/7/94)
                                            --------   ----------  ---------
Cumulative Total Returns                     70.42%     (10.63%)    (7.85%)
Average Annual Total Returns                 70.42%      (2.22%)    (1.46%)

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                               SINCE
                                                             INCEPTION
                                                             (3/1/99)
                                                             ---------
Cumulative Total Return                                       46.63%
Average Annual Total Return                                   46.63%(1)

Note to Performance

(1)   Not annualized.

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Pacific Basin Equities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) Pacific Index -- an unmanaged index that measures performance for a diverse range of global stock markets, including Australia, Hong Kong, Japan, New Zealand and Singapore/Malaysia. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

Line chart with the heading John Hancock Pacific Basin Equities Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Pacific Basin Equities Fund on October 31, 1989, before sales charge, and is equal to $15,724 as of October 31, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Pacific Basin Equities Fund, after sales charge, and is equal to $14,938 as of October 31, 1999. The third line represents the MSCI Pacific Index and is equal to $9,874 as of October 31, 1999.

Line chart with the heading John Hancock Pacific Basin Equities Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI Pacific Index and is equal to $10,085 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Pacific Basin Equities Fund on March 7, 1994, before sales charge, and is equal to $9,629 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Pacific Basin Equities Fund, after sales charge, and is equal to $9,529 as of October 31, 1999.

Line chart with the heading John Hancock Pacific Basin Equities Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Pacific Basin Equities Fund on March 1, 1999, before sales charge, and is equal to $15,281 as of October 31, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Pacific Basin Equities Fund, after sales charge, and is equal to $15,181 as of October 31, 1999. The third line represents the MSCI Pacific Index and is equal to $14,296 as of October 31, 1999.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks, rights and warrants (cost - $51,615,215) ........................    $63,742,009
   Preferred stocks (cost - $829,514) .............................................        718,524
   Bonds (cost - $392,437) ........................................................        432,000
   Short-term investments (cost - $12,757,449) - Note A ...........................     12,757,449
                                                                                      ------------
                                                                                        77,649,982
  Cash ............................................................................            894
  Foreign currency, at value (cost - $751,885) ....................................        751,077
  Receivable for shares sold ......................................................        101,490
  Dividends receivable ............................................................         77,799
  Interest receivable .............................................................          6,498
  Other assets ....................................................................          4,210
                                                                                      ------------
                    Total Assets ..................................................     78,591,950
                    ------------------------------------------------------------------------------
Liabilities:
  Payable for investments purchased ...............................................      2,089,406
  Payable for forward foreign currency exchange contracts purchased - Note A ......          1,964
  Payable for shares repurchased ..................................................         65,611
  Payable for securities on loan - Note A .........................................      5,878,449
  Foreign tax payable .............................................................          7,696
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ........................................................        147,924
  Accounts payable and accrued expenses ...........................................         64,304
                                                                                      ------------
                    Total Liabilities .............................................      8,255,354
                    ------------------------------------------------------------------------------
Net Assets:
  Capital paid-in .................................................................     63,611,388
  Accumulated net realized loss on investments and foreign currency transactions ..     (5,151,579)
  Net unrealized appreciation of investments and foreign currency transactions ....     12,039,945
  Accumulated net investment loss .................................................       (163,158)
                                                                                      ------------
                    Net Assets ....................................................    $70,336,596
                    ==============================================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding -
  unlimited number of shares authorized with no par value)
  Class A - $32,554,069/2,250,857 .................................................         $14.46
  ================================================================================================
  Class B - $36,827,751/2,651,009 .................................................         $13.89
  ================================================================================================
  Class C* - $954,776/68,730 ......................................................         $13.89
  ================================================================================================
Maximum Offering Price Per Share**
  Class A - ($14.46 x 105.26%) ....................................................         $15.22
  ================================================================================================

 *    Class C commenced operations on March 1, 1999.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Statement of Operations
Year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $38,361) ..............................       $497,726
  Interest (including income on securities loaned of $25,378) ..........................        140,710
                                                                                           ------------
                                                                                                638,436
                                                                                           ------------
  Expenses:
   Investment management fee - Note B ..................................................        319,039
   Distribution and service fee - Note B
     Class A ...........................................................................         57,656
     Class B ...........................................................................        204,930
     Class C ...........................................................................          1,683
   Transfer agent fee - Note B .........................................................        205,901
   Custodian fee .......................................................................        160,109
   Registration and filing fees ........................................................         88,852
   Auditing fee ........................................................................         30,630
   Printing ............................................................................         13,495
   Accounting and legal services fee - Note B ..........................................          6,962
   Trustees' fees ......................................................................          1,513
   Legal fees ..........................................................................            486
                                                                                           ------------
                    Total Expenses .....................................................      1,091,256
                    -----------------------------------------------------------------------------------
                    Net Investment Loss ................................................       (452,820)
                    -----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold ................................................      8,786,291
  Net realized loss on foreign currency transactions ...................................       (100,931)
  Change in net unrealized appreciation/depreciation of investments ....................     10,432,055
  Change in net unrealized appreciation/depreciation of foreign currency transactions ..        (21,877)
                                                                                           ------------
                    Net Realized and Unrealized Gain on Investments and
                    Foreign Currency Transactions ......................................     19,095,538
                    -----------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations ...............    $18,642,718
                    ===================================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                                              ----------------------------
                                                                                  1998            1999
                                                                              ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ....................................................       ($28,009)      ($452,820)
   Net realized gain (loss) on investments sold and foreign
     currency transactions ................................................    (14,494,802)      8,685,360
   Change in net unrealized appreciation/depreciation of investments
     and foreign currency transactions ....................................      6,619,151      10,410,178
                                                                              ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ........     (7,903,660)     18,642,718
                                                                              ------------    ------------
From Fund Share Transactions - Net:* ......................................     (2,642,510)     23,810,812
                                                                              ------------    ------------
Net Assets:
   Beginning of period ....................................................     38,429,236      27,883,066
                                                                              ------------    ------------
   End of period (including accumulated net investment loss of $241,167
     and $163,158, respectively) ..........................................    $27,883,066     $70,336,596
                                                                              ============    ============

*Analysis of Fund Share Transactions:

                                                   YEAR ENDED OCTOBER 31,
                                ------------------------------------------------------------
                                            1998                            1999
                                ------------------------------------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
                                ------------    ------------    ------------    ------------
CLASS A
   Shares sold ..............      6,871,046     $63,598,308       7,531,188     $89,355,732
   Less shares repurchased ..     (7,006,277)    (65,982,694)     (6,960,105)    (81,316,658)
                                ------------    ------------    ------------    ------------
   Net increase (decrease) ..       (135,231)    ($2,384,386)        571,083      $8,039,074
                                ============    ============    ============    ============
CLASS B
   Shares sold ..............      2,024,172     $18,385,168       3,427,833     $41,992,258
   Less shares repurchased ..     (1,999,604)    (18,643,292)     (2,330,940)    (27,119,544)
                                ------------    ------------    ------------    ------------
   Net increase (decrease) ..         24,568       ($258,124)      1,096,893     $14,872,714
                                ============    ============    ============    ============
CLASS C **
   Shares sold ..............             --              --         103,934      $1,376,290
   Less shares repurchased ..             --              --         (35,204)       (477,266)
                                ------------    ------------    ------------    ------------
   Net increase .............             --              --          68,730        $899,024
                                ============    ============    ============    ============

** Class C shares commenced operations on March 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                YEAR ENDED AUGUST 31,       PERIOD FROM             YEAR ENDED OCTOBER 31,
                                               -----------------------  SEPTEMBER 1, 1996 TO  -----------------------------------
                                                  1995        1996       OCTOBER 31, 1996(6)    1997         1998          1999
                                               ---------    ----------   -------------------  --------     --------      --------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period .....   $15.88         $14.11         $14.74            $14.47       $11.63        $8.76
                                                ------         ------         ------            ------       ------       ------
   Net Investment Income (Loss)(1) ..........     0.02(2)       (0.02)         (0.02)            (0.07)        0.02        (0.09)
   Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions ...........................    (1.24)          0.65          (0.25)            (2.66)       (2.89)        5.79
                                                ------         ------         ------            ------       ------       ------
       Total from Investment Operations .....    (1.22)          0.63          (0.27)            (2.73)       (2.87)        5.70
                                                ------         ------         ------            ------       ------       ------
   Less Distributions:
   Dividends from Net Realized Gain on
     Investments Sold and Foreign Currency
     Transactions ...........................    (0.55)            --             --             (0.11)          --           --
                                                ------         ------         ------            ------       ------       ------
   Net Asset Value, End of Period ...........   $14.11         $14.74         $14.47            $11.63        $8.76       $14.46
                                                ======         ======         ======            ======       ======       ======
   Total Investment Return at Net Asset
     Value(3) ...............................    (7.65%)         4.47%         (1.83%)(4)       (19.03%)     (24.68%)      65.07%

Ratio and Supplemental Data
   Net Assets, End of Period (000s omitted)..  $37,417        $41,951        $38,694           $21,109      $14,717      $32,554
   Ratio of Expenses to Average Net Assets...     2.05%          1.97%          2.21%(5)          2.06%        2.46%        2.37%
   Ratio of Net Investment Income (Loss)
     to Average Net Assets...................     0.13%(3)      (0.15%)        (0.83%)(5)        (0.49%)       0.22%       (0.77%)
   Portfolio Turnover Rate...................       48%            73%            15%              118%         230%         174%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                YEAR ENDED AUGUST 31,       PERIOD FROM             YEAR ENDED OCTOBER 31,
                                               -----------------------  SEPTEMBER 1, 1996 TO  -----------------------------------
                                                  1995        1996       OCTOBER 31, 1996(6)    1997         1998          1999
                                               ---------    ----------   -------------------  --------     --------      --------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......   $15.84       $13.96           $14.49           $14.20       $11.32         $8.47
                                                -------      -------          -------          -------      -------       -------
   Net Investment Loss(1) ....................    (0.09)       (0.13)           (0.04)           (0.18)       (0.04)        (0.17)
   Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions ............................    (1.24)        0.66            (0.25)           (2.59)       (2.81)         5.59
                                                -------      -------          -------          -------      -------       -------
       Total from Investment Operations ......    (1.33)        0.53            (0.29)           (2.77)       (2.85)         5.42
                                                -------      -------          -------          -------      -------       -------
   Less Distributions:
   Dividends from Net Realized Gain on
     Investments Sold and Foreign Currency
     Transactions ............................    (0.55)          --               --            (0.11)          --            --
                                                -------      -------          -------          -------      -------       -------

   Net Asset Value, End of Period ............   $13.96       $14.49           $14.20           $11.32        $8.47        $13.89
                                                =======      =======          =======          =======      =======       =======
   Total Investment Return at Net Asset
     Value(3) ................................    (8.38%)       3.80%           (2.00%)(4)      (19.67%)     (25.18%)       63.99%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..  $14,368      $32,342          $30,147          $17,320      $13,166       $36,828
   Ratio of Expenses to Average Net Assets ...     2.77%        2.64%            2.90%(5)         2.76%        3.16%         3.07%
   Ratio of Net Investment Loss to Average
     Net Assets ..............................    (0.66%)      (0.86%)          (1.52%)(5)       (1.19%)      (0.48%)       (1.47%)
   Portfolio Turnover Rate ...................       48%          73%              15%             118%         230%          174%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                  PERIOD FROM
                                                                 MARCH 1, 1999
                                                                 (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                               OCTOBER 31, 1999
                                                               ----------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................     $9.09
                                                                    -------
  Net Investment Loss(1) ........................................     (0.13)
  Net Realized and Unrealized Gain on Investments
   and Foreign Currency Transactions ............................      4.93
                                                                    -------
     Total from Investment Operations ...........................      4.80
                                                                    -------
  Net Asset Value, End of Period ................................    $13.89
                                                                    =======
  Total Investment Return at Net Asset Value(3) .................     52.81%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................      $955
  Ratio of Expenses to Average Net Assets .......................      3.14%(5)
  Ratio of Net Investment Loss to Average Net Assets ............     (1.76%)(5)
  Portfolio Turnover Rate .......................................       174%(4)

(1)   Based on the average of the shares outstanding at the end of each month.
(2) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6) Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Schedule of Investments
October 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Pacific Basin Equities Fund on October 31, 1999. It's divided into six main categories: common stocks, rights, warrants, preferred stocks, bonds and short-term investments. Common stocks, rights, warrants, preferred stocks and bonds are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Australia (5.83%)
   Brambles Industries Ltd.
     (Diversified Operations) ....................         11,883      $334,180
   Capral Aluminium Ltd. (Metal)  ................        348,380       427,884
   Foster's Brewing Group Ltd. (Beverages) .......        109,300       290,512
   National Australia Bank Ltd.
     (Banks - Foreign) ...........................         19,200       296,301
   National Foods Ltd. (Food) ....................        161,674       298,989
   Pacifica Group Ltd. (Manufacturing) ...........        158,846       512,862
   Pasminco Ltd. (Metal) .........................        738,500       706,412
   Qantas Airways Ltd. (Transport) ...............        160,600       511,049
   Smorgon Steel Group Ltd. (Steel) ..............        273,190       369,332
   Telstra Corp. Ltd. (Installment Receipts)
     (Telecommunications)* .......................         28,220        90,519
   WMC Ltd. (Metal) ..............................         61,000       261,795
                                                                   ------------
                                                                      4,099,835
                                                                   ------------
China (4.75%)
   Jiangxi Copper Co. Ltd. (Metal)* ..............      2,507,000       387,256
   Shandong International Power
     Development Co. Ltd. (Utilities)* ...........      7,370,000     1,176,392
   Shanghai Petrochemical Co. Ltd.
     (Chemicals) .................................      2,688,000       553,620
   Yanzhou Coal Mining Co. Ltd. (Metal) ..........      3,682,000     1,220,461
                                                                   ------------
                                                                      3,337,729
                                                                   ------------
Hong Kong (11.45%)
   Aeon Credit Service Co. Ltd. (Finance) ........        500,000       205,960
   Bank of East Asia, Ltd. (Banks - Foreign) .....        205,000       448,607
   Cable & Wireless HKT Ltd.
     (Telecommunications) ........................        168,000       383,858
   Cheung Kong Holdings Ltd.
     (Real Estate Operations) ....................        127,000     1,156,626
   Esprit Holdings Ltd. (Manufacturing) ..........        640,000       601,403
   Fairwood Holdings Ltd. (Retail)* ..............     18,324,000       452,881
   First Pacific Co. Ltd.
     (Diversified Operations) ....................        916,000       530,604
   Giordana International Ltd. (Retail) ..........        500,000       530,991
   Guoco Group Ltd. (Finance) ....................        692,000     1,843,908
   HSBC Holdings Plc (Banks - Foreign) ...........         73,200       881,020
   JCG Holdings Ltd. (Finance) ...................        486,000       264,317
   New World Development Co. Ltd.
     (Real Estate Operations) ....................        143,000       270,593
   Swire Pacific Ltd. (Class A)
     (Diversified Operations) ....................         68,500       339,480
   Tech Tronic Industries Co. Ltd.
     (Electronics) ...............................        828,000       147,086
                                                                   ------------
                                                                      8,057,334
                                                                   ------------
Indonesia (1.51%)
   PT Bank Negara Indonesia
     (Banks - Foreign)* ..........................      7,748,000       395,595
   PT Medco Energi Corp. (Oil & Gas)* ............      1,511,000       666,780
                                                                   ------------
                                                                      1,062,375
                                                                   ------------
Japan (35.33%)
   Bank of Fukuoka, Ltd. (Banks - Foreign) .......        122,000       939,542
   Bank of Tokyo-Mitsubishi, Ltd.
     (Banks - Foreign) ...........................         57,000       944,625
   Fast Retailing Co. Ltd. (Retail) ..............          3,800       911,096
   Fuji Heavy Industries Ltd.
     (Automobile/Trucks) .........................         74,000       628,791
   Fujitsu Ltd. (Computers) ......................         57,000     1,716,505
   Fujitsu Systems Construction Ltd.
     (Engineering/R&D Services) ..................         51,000       997,794
   Marubeni Corp. (Diversified Operations) .......        371,000     1,181,279
   NEC Corp. (Electronics) .......................         30,000       607,078
   NIDEC Corp. (Machinery) .......................          2,600       504,939
   Nikko Securities Co., Ltd. (The)
     (Broker Services) ...........................         42,000       394,744
   Nippon Telegraph & Telephone Corp.
     (Telecommunications) ........................             50       767,239
   Nippon Thompson Co., Ltd. (Machinery) .........         69,000       447,339
   Nomura Securities Co., Ltd.
     (Broker Services) ...........................        149,000     2,459,279

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Japan (continued)
   NTT Mobile Communication Network, Inc.
     (Telecommunications) ........................             90    $2,390,908
   Orix Corp. (Leasing Companies) ................          9,600     1,288,961
   Ricoh Co., Ltd. (Office) ......................         46,000       750,417
   Sakura Bank, Ltd. (The)
     (Banks - Foreign) ...........................        302,000     2,595,109
   Sony Corp. (Electronics) ......................         13,300     2,074,019
   Takeda Chemical Industries, Ltd.
     (Medical) ...................................         22,000     1,263,834
   Takefuji Corp. (Finance) ......................          9,800     1,268,821
   Toyota Motor Corp. (Automobile/Trucks) ........          6,000       207,730
   United Arrows Ltd. (Retail) ...................          4,000       510,214
                                                                   ------------
                                                                     24,850,263
                                                                   ------------
Malaysia (2.87%)
   Affin Holdings Berhad (Banks - Foreign) .......        493,000       404,779
   Jaya Tiasa Holdings Berhad (Building) .........        102,000       186,553
   Malayan Banking Berhad
     (Banks - Foreign) ...........................         85,000       288,553
   Malaysian Pacific Industries Berhad
     (Electronics) ...............................        162,000       703,421
   Unisem (M) Berhad (Electronics) ...............        106,000       432,368
                                                                   ------------
                                                                      2,015,674
                                                                   ------------
New Zealand (0.38%)
   Warehouse Group Ltd. (The) (Retail) ...........         68,500       265,628
                                                                   ------------
Philippine Islands (0.21%)
   La Tondena Distillers, Inc. (Beverages) .......        160,000       147,631
                                                                   ------------
Singapore (5.75%)
   First Capital Corp. Ltd.
     (Real Estate Operations) ....................        641,000       763,049
   NatSteel Electronics Ltd. (Electronics) .......        163,000       636,987
   Pacific Century Regional Developments
     Ltd. (Real Estate Operations)* ..............        458,000     2,643,420
                                                                   ------------
                                                                      4,043,456
                                                                   ------------
South Korea (11.41%)
   Housing & Commercial Bank
     (Banks - Foreign)* ..........................         92,460     2,443,503
   Korea Line Co. (Transport)* ...................         16,827       185,174
   Korea Telecom Corp.
     (Telecommunications) ........................         21,470     1,444,459
   Pohang Iron & Steel Co. Ltd. (Steel) ..........          3,600       432,180
   Samsung Electronics Co. (Electronics) .........         15,120     2,521,050
   Samsung Securities Co. Ltd. (Finance) .........          9,190       321,784
   Shinsegae Department Store Co. (Retail) .......         12,300       675,757
                                                                   ------------
                                                                      8,023,907
                                                                   ------------
Taiwan (8.69%)
   Asustek Computer, Inc. (Computers)* ...........             94           987
   China Steel Corp. (Steel) .....................        574,000       441,538
   Compal Electronics, Inc. (Computers)* .........         37,875       127,165
   D-Link Corp. (Computers) ......................         25,600        42,774
   Far Eastern Textile Ltd. (Textile) ............        603,040       825,093
   Hon Hai Precision Industry Co., Ltd.
     (Electronics)* ..............................        196,000     1,340,857
   Nan Ya Plastic Corp. (Chemicals) ..............        676,000     1,182,787
   Powerchip Semiconductor Corp., Global
     Depositary Receipts (Electronics)* ..........         93,200     1,113,740
   Taishin International Bank
     (Banks - Foreign)* ..........................      1,335,040       761,798
   Vanguard International Semiconductor
     Corp. (Electronics)* ........................        254,912       277,253
                                                                   ------------
                                                                      6,113,992
                                                                   ------------
Thailand (0.78%)
   Golden Land Property Development Pcl
     (Real Estate Operations)* ...................        861,000       334,542
   MBK Properties & Development Pcl
     (Real Estate Operations)* ...................        363,000       216,267
                                                                   ------------
                                                                        550,809
                                                                   ------------
                              TOTAL COMMON STOCKS
                                (Cost $50,789,105)        (88.96%)   62,568,633
                                                     ------------  ------------
RIGHTS
South Korea (0.06%)
   Samsung Securities Co. Ltd. (Finance)* ........          2,205        23,346
   Shinsegae Department Store Co.
     (Retail)* ...................................          2,150        20,649
                                                                   ------------
                                                                         43,995
                                                                   ------------
                                     TOTAL RIGHTS
                                         (Cost $0)         (0.06%)       43,995
                                                     ------------  ------------
WARRANTS
Singapore (1.61%)
   Development Bank of Singapore
     (Banks - Foreign)* ..........................      1,105,000     1,129,381
                                                                   ------------
                                    TOTAL WARRANTS
                                   (Cost $826,110)         (1.61%)    1,129,381
                                                     ------------  ------------
                       TOTAL COMMON STOCKS, RIGHTS
                                      AND WARRANTS
                                (Cost $51,615,215)        (90.63%)   63,742,009
                                                     ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

PREFERRED STOCKS
Taiwan (0.04%)
   Taishin International Bank
     (Banks - Foreign)* ..........................         93,555       $29,494
                                                                   ------------
Thailand (0.98%)
   Siam Commercial Bank Pcl
     (Banks - Foreign)* ..........................        608,000       689,030
                                                                   ------------
                           TOTAL PREFERRED STOCKS
                                   (Cost $829,514)         (1.02%)      718,524
                                                         --------  ------------

                                      INTEREST        PAR VALUE
                                        RATE        (000s OMITTED)
                                        ----        --------------
BONDS
China (0.61%)
  Huaneng Power International, Inc.,
   Conv Bond 05-21-04 ..............    1.75%                $450       432,000
                                                                   ------------
                                       TOTAL BONDS
                                   (Cost $392,437)         (0.61%)      432,000
                                                         --------  ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.78%)
   Investment in a joint repurchase
     agreement transaction with
     SBC Warburg, Inc. - Dated
     10-29-99, due 11-01-99
     (Secured by U.S. Treasury
     Bonds 8.125% thru 9.875%,
     due 11-15-15 thru 08-15-21)
     -- Note A .....................    5.23                6,879     6,879,000
                                                                   ------------
Cash Equivalent (8.36%)
   Navigator Securities Lending
     Prime Portfolio** ...........................          5,878     5,878,449
                                                                   ------------
                      TOTAL SHORT-TERM INVESTMENTS        (18.14%)   12,757,449
                                                         --------  ------------
                                 TOTAL INVESTMENTS       (110.40%)   77,649,982
                                                         --------  ------------
                 OTHER ASSETS AND LIABILITIES, NET        (10.40%)   (7,313,386)
                                                         --------  ------------
                                  TOTAL NET ASSETS       (100.00%)  $70,336,596
                                                         ========  ============

 *    Non income-producing security.
**    Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Industry Diversification

October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at October 31, 1999, assigned to the various investment categories.

                                            MARKET VALUE
                                            OF SECURITIES
                                           AS A PERCENTAGE
INVESTMENT CATEGORIES                       OF NET ASSETS
---------------------                       -------------
Automobile/Trucks .......................      1.19%
Banks - Foreign .........................     17.41
Beverages ...............................      0.62
Broker Services .........................      4.06
Buildings ...............................      0.27
Chemicals ...............................      2.47
Computers ...............................      2.68
Diversified Operations ..................      3.39
Electronics .............................     14.01
Energy ..................................      0.61
Engineering/R&D Services ................      1.42
Finance .................................      5.58
Food ....................................      0.43
Leasing Companies .......................      1.83
Machinery ...............................      1.35
Manufacturing ...........................      1.58
Medical .................................      1.80
Metal ...................................      4.27
Office ..................................      1.07
Oil & Gas ...............................      0.95
Real Estate Operations ..................      7.66
Retail ..................................      4.79
Steel ...................................      1.77
Telecommunications ......................      7.22
Textile .................................      1.17
Transport ...............................      0.99
Utilities ...............................      1.67
Short-Term Investments ..................     18.14
                                             ------
                        TOTAL INVESTMENTS    110.40%
                                             ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Pacific Basin Equities Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Pacific Basin Equities Fund (the "Fund"), John Hancock European Equity Fund and John Hancock Global Health Sciences Fund. The other series of the Trust are reported in separate financial statements. The Fund's investment objective is to seek long-term capital appreciation through investment in a diversified portfolio of equity securities of issuers located in countries of the Pacific Basin.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1999, the fund has $5,120,554 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's entire carryforward expires on October 31, 2006 -- $5,120,554.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Pacific Basin Equities Fund

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999 the Fund loaned securities having a market value of $5,651,198 collateralized by cash in the amount of $5,878,449, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Pacific Basin Equities Fund

counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      At October 31, 1999, open forward foreign currency exchange contracts for the Fund were as follows:

                  PRINCIPAL AMOUNT         EXPIRATION         UNREALIZED
CURRENCY         COVERED BY CONTRACT          DATE           DEPRECIATION
--------         -------------------          ----           ------------

BUY

Japanese Yen         62,600,000              NOV 99             $1,964
                                                               =======

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada.

      The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to that portion of the Fund's assets invested in countries other than the United States and Canada. The Adviser and Indocam Asia Advisers Limited (IAAL) have a second subadvisory contract. Pursuant to such contract, IAAL will serve as co-subadviser to the Fund with the Sub-Adviser. IAAL provides additional expertise in Asian and Pacific Basin countries.

      Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000. The Adviser pays the Sub-Adviser a quarterly management fee equivalent, on an annual basis, to the sum of (a) 0.50% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.4375% of the Fund's average daily net asset value in excess of $200,000,000. As of September 1, 1994, the Sub-Adviser has waived all but 0.05% of their fee. The Adviser pays IAAL a quarterly subadvisory fee at the annual rate of (a) 0.30% of the first $100,000,000 of the Fund's average daily net assets managed by IAAL plus (b) 40% percent of the gross management fee received by the Adviser pursuant to the investment management contract with respect to the Fund's average daily net assets in excess of $100,000,000 which are managed by IAAL (the rate increases to 50% on net assets in excess of $250,000,000).

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended October 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $78,059. Of this amount, $19,908 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $31,764 was paid as sales commissions to unrelated broker-dealers and $26,387 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer (formerly known as John Hancock Distributors, Inc.). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $82,548.


      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Pacific Basin Equities Fund

market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1999, there were no contingent deferred sales charges.

      In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended October 31, 1999 aggregated $88,828,117 and $67,175,925, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

      The cost of investments owned at October 31, 1999 (including short-term investments) for federal income tax purposes was $67,317,289. Gross unrealized appreciation and depreciation of investments aggregated $13,341,224 and $3,008,531, respectively, resulting in unrealized appreciation of $10,332,693.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect an increase in net realized loss on investments and foreign currency transactions of $530,782, a decrease in accumulated net investment loss of $530,829 and a decrease in capital paid-in of $47. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to realized gain/loss on foreign currency transactions and Passive Foreign Investment Companies in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

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                John Hancock Funds - Pacific Basin Equities Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Pacific Basin Equities Fund and the Trustees of John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Pacific Basin Equities Fund (the "Fund") (a series of John Hancock World Fund) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1999.

      None of the distributions qualify for the dividends received deduction available to corporations.

      Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January of 2000. This will reflect the tax character of all distributions for the calendar year 1999.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999

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======================================NOTES=====================================

                John Hancock Funds - Pacific Basin Equities Fund


                                       23
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      This report is for the information of shareholders of the John Hancock
Pacific Basin Equities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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